UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 6, 2004

HOME SOLUTIONS OF AMERICA, INC
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22388	99-0273889
(Commission File Number	(IRS Employer Identification No.)

5565 Red Bird Center Drive, Suite 150, Dallas Texas	75237
(Address of Principal Executive Offices)	(Zip Code)

(214) 623-8446
(Registrant's Telephone Number, Including Area Code)

11850 Jones Road, Houston, Texas 77070
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On April 6, 2004, Home Solutions of America, Inc., a Delaware corporation (the "Registrant") issued a press release in which the Registrant announced the execution of a letter of intent to acquire a home warranty business.  A copy of the Press Release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

            99.1      Press Release dated April 6, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Solutions of America, Inc. (Registrant)

By: /s/ Frank J. Fradella
Frank J. Fradella
Dated: April 6, 2004	Chairman and Chief Executive Officer

By: /s/ Rick J. O'Brien
Rick J. O'Brien
Dated: April 6, 2004	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number          Description

99.1                Press Release dated April 6, 2004.